                                                                    Exhibit 10.3


                                 PROMISSORY NOTE

$1,592,500                                                      January 23, 2002
                                                        Wellesley, Massachusetts


     FOR VALUE RECEIVED, the undersigned Gregory Summe, promises to pay to PerkinElmer, Inc., a Massachusetts corporation (the "Company"), the principal sum of $1,592,500, without interest. Principal shall be paid in full on January 16, 2009. The entire principal amount shall be forgiven, if any of the following occurs:

     (a) The Company's earnings per share, determined as set forth in Exhibit A hereto, for the Company's 2002 fiscal year is at least 1.5 times the earnings per share for the Company's 2001 fiscal year. For purposes of this paragraph (a) the earnings per share for the Company's 2001 fiscal year, prior to adjustment, shall be $1.10. The earnings per share which is required to be achieved to cause the principal amount to be forgiven ("Target EPS") and the earnings per share for the Company's 2001 fiscal year shall be adjusted in accordance with Exhibit
A. Earnings per share for any fiscal year and any adjustments thereto pursuant to Exhibit A shall be proposed by the Company's management and verified by the Company's independent public accountants.

     (b)  The earnings per share for the Company's 2003 fiscal year is at least
1.5 times the earnings per share for the Company's 2001 fiscal year. For purposes of this paragraph (b), the earnings per share for the Company's 2001 fiscal year, prior to adjustment, shall be $1.10. The earnings per share which is required to be achieved to cause the principal amount to be forgiven ("Target EPS") and the earnings per share for the Company's 2001 fiscal year shall be adjusted in accordance with Exhibit A. Earnings per share for any fiscal year and any adjustments thereto pursuant to Exhibit A shall be proposed by the Company's management and verified by the Company's independent public accountants.

     (c) The EPS for each of three consecutive fiscal years of the Company, beginning after the 2001 fiscal year, is at least 1.15 times the EPS for the Company's fiscal year immediately preceding each such fiscal year. The earnings per share which is required to be achieved to cause the principal amount to be forgiven ("Target EPS") and the earnings per share for the Company's 2001 fiscal year shall be adjusted in accordance with Exhibit A. Earnings per share for any fiscal year and any adjustments thereto pursuant to Exhibit A shall be proposed by the Company's management and verified by the Company's independent public accountants.

     (d) The undersigned dies or becomes permanently disabled. The undersigned will be deemed to be permanently disabled if due to sickness or accident he is unable to perform his duties for the Company for six consecutive months. The determination of disability shall be made by the Board of Directors of the Company, in reliance upon the opinion of the undersigned's physician or upon the opinion of one or more physicians selected by the Company.

     (e) The employment of the undersigned by the Company continues without interruption through January 16, 2009. For purposes of this Promissory Note, employment with the Company shall include employment with a parent or subsidiary of the Company.

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     (f)  The employment of the undersigned is terminated by the Company for any reason other than Cause (as defined in an employment agreement between the Company and the undersigned as it may be amended from time to time (the "Employment Agreement") or is terminated by reason of the expiration of such Employment Agreement.

     (g) The occurrence of a Change in Control of the Company. For purposes of this Agreement, a "Change in Control" means an event or occurrence set forth in any one or more of paragraphs (A) through (D) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

               (A) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (A), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i) and (ii) of paragraph (C) of this Paragraph (g); or

               (B) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (i) who was a member of the Board on the date of the execution of this Agreement or (ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

               (C)  the consummation of a merger, consolidation,


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reorganization, recapitalization or statutory share exchange involving the
Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; and (ii) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 20% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

               (D) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     DEFAULT. This Note will become immediately due and payable, without any prior notice or demand to the undersigned by the Company, upon the occurrence at any time of any of the following: (a) the undersigned's failure to pay when due any principal under this Note; (b) if bankruptcy, reorganization, receivership or insolvency proceedings are instituted by or against the undersigned and are not dismissed within thirty (30) days of filing; or (c) the employment of the undersigned by the Company is terminated for any reason. If any of the events listed in items (a) through (c) above occur, the Company may, in its sole discretion, resort to any and all remedies available to the Company under the Uniform Commercial Code as enacted and in effect from time to time, in the Commonwealth of Massachusetts or under applicable law. The exercise by the Company of any one or more remedies shall not preclude the Company from exercising any other remedies it may have, it being acknowledged that all such rights and remedies are cumulative.

     INDEMNIFICATION; COSTS AND EXPENSES. The undersigned agrees to compensate the Company and hold it harmless from and against any loss, liability, damage, expense, cost and reasonable attorney fees incurred by the Company in exercising its rights or remedies under this Note. Any such compensation will be paid by the undersigned upon demand by the Company and become part of the obligation under this Note. Each year the Company shall make a payment to the undersigned to place him in the same after-tax position as he would have been in


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if the provisions of Section 7872 of the Internal Revenue Code of 1986 did not
apply to this Note.

     NOTICES. All notices hereunder to the undersigned or the Company will be sent by United States first class or certified or registered mail, postage prepaid, or by telecopy or by hand; if to the Company at 45 William
Street, Wellesley, Massachusetts 02481; and to the undersigned at such address as has been furnished to the Company from time to time.

     MISCELLANEOUS. None of the terms or provisions of this Note may be excluded, modified or amended except in writing signed by the undersigned and the Company. All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts (except for its conflict of laws) and this
Note is executed as an instrument under seal.

WITNESS:                                                  BORROWER:


By:
   -----------------------------             -----------------------------------
                                             Gregory L. Summe
   -----------------------------             Address: __________________________
            (Print Name)
                                                      __________________________


Agreed and acknowledged as of the date
first written above.

PERKINELMER, INC.


By:
   -------------------------------------
   Richard F. Walsh
   Senior Vice President, Human Resources


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                                    EXHIBIT A

                        DEFINITION OF EARNINGS PER SHARE

     (a) Earnings Per Share shall mean post-tax earnings per common share for the applicable fiscal year determined on a fully diluted basis as reported in the Company's annual consolidated financial statements, adjusted as hereinafter described.

     (b) If any of the following events occurs after the end of the Company's 2001 fiscal year, then in each fiscal year in which any such event directly affects post-tax earnings per share, including the 2001 fiscal year, a corresponding adjustment shall be made to arrive at EPS for such year:

          (1) Any common stock split or common stock dividend, common stock subdivision or reclassification.

          (2) Any CHANGE in accounting principles or Company accounting practices.

          (3)  Any change in laws, regulations or interpretations thereof.

          (4) Any items of a non-recurring nature, as evidenced by their exclusion from adjusted earnings as presented in external earnings releases.

          (5) Any extraordinary item, determined under generally accepted accounting principles.

     (c) In the event a significant business is sold, earnings per share and Target EPS (as defined in Section 2(b)) shall be appropriately adjusted by the earnings per share of the divested business and shall be appropriately adjusted by the interest from the proceeds of the sale. In the event a significant business is acquired, Target EPS shall be appropriately adjusted in accordance with the acquisition plan approved by the Company's Board of Directors and earnings per share shall be appropriately adjusted by the actual results


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